UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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First Capital Bancorp, Inc.

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First Capital Bancorp, Inc.

4222 Cox Road

Glen Allen, VA 23060

April 15, 2015

Dear Stockholder:

We cordially invite you to attend the annual meeting of stockholders of First Capital Bancorp, Inc., a Virginia corporation (the “Company”). The meeting will be held on May 20, 2015, at 4:00 p.m. at the Hilton Richmond Hotel & Spa/Short Pump, 12042 West Broad Street, Richmond, Virginia.

It is important that your shares are represented at this meeting, whether or not you attend the meeting in person and regardless of the number of shares you own. To make sure your shares are represented, we urge you to complete and mail the enclosed proxy card at your earliest convenience.

We look forward to seeing you at the meeting.

Sincerely,

Grant S. Grayson

Chairman of the Board

FIRST CAPITAL BANCORP, INC.

4222 Cox Road

Glen Allen, Virginia 23060

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD MAY 20, 2015

The Annual Meeting of Stockholders of First Capital Bancorp, Inc. will be held at the Hilton Richmond Hotel & Spa/Short Pump, 12042 West Broad Street, Richmond, Virginia at 4:00 p.m., on May 20, 2015 for the following purposes:

1) To elect five (5) directors to serve until the 2018 Annual Meeting of Stockholders or until their successors are duly elected and qualified.

2) To approve, in an advisory (non-binding) vote, the compensation of executives disclosed in this Proxy Statement.

3) To ratify the appointment of BDO USA LLP as independent registered public accountant for the year ending December 31, 2015.

4) To transact such other business as may properly come before the meeting or any adjournment thereof.

Only stockholders of record at the close of business on March 31, 2015 are entitled to notice of the meeting and to vote at the meeting or any adjournment thereof.

STOCKHOLDERS ARE URGED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED POSTAGE-PAID RETURN ENVELOPE REGARDLESS OF WHETHER OR NOT THEY EXPECT TO ATTEND THE MEETING. IF YOU HOLD SHARES OF COMMON STOCK THROUGH A BROKER OR OTHER NOMINEE, YOUR BROKER OR OTHER NOMINEE WILL VOTE YOUR SHARES FOR YOU IF YOU PROVIDE INSTRUCTIONS ON HOW TO VOTE YOUR SHARES. IN THE ABSENCE OF INSTRUCTIONS, YOUR BROKER CAN ONLY VOTE YOUR SHARES ON CERTAIN LIMITED MATTERS, BUT WILL NOT BE ABLE TO VOTE YOUR SHARES ON OTHER MATTERS (INCLUDING THE ELECTION OF DIRECTORS). IT IS IMPORTANT THAT YOU PROVIDE VOTING INSTRUCTIONS BECAUSE BROKERS AND OTHER NOMINEES NO LONGER HAVE THE AUTHORITY TO VOTE YOUR SHARES FOR THE ELECTION OF DIRECTORS AND OTHER ITEMS WITHOUT INSTRUCTIONS FROM YOU.

Important Notice regarding the Availability of Proxy Materials for the Annual Meeting: This proxy statement and First Capital Bancorp, Inc.’s Annual Report on Form 10-K for the year ended December 31, 2014 may be viewed at http://www.edocumentview.com/FCVA.

GLEN ALLEN, VIRGINIA APRIL 15, 2015	BY ORDER OF THE BOARD OF DIRECTORS WILLIAM W. RANSON, SECRETARY

PROXY STATEMENT

OF

FIRST CAPITAL BANCORP, INC.

4222 Cox Road

Glen Allen, Virginia 23060

FOR ANNUAL MEETING OF STOCKHOLDERS

This Proxy Statement (the “Proxy Statement”) is furnished to the stockholders of First Capital Bancorp, Inc., a Virginia corporation and a bank holding company (hereinafter referred to as “FCB” or the “Company”) in connection with the solicitation by the Board of Directors of FCB of proxies to be voted at the Annual Meeting of Stockholders of FCB to be held at 4:00 p.m., on Wednesday, May 20, 2015, or any adjournment thereof. The approximate mailing date of this Proxy Statement and the accompanying proxy is April 15, 2015.

FCB is the successor to First Capital Bank, a Virginia banking company (the “Bank”). Pursuant to a share exchange transaction that was effective September 8, 2006 (the “Share Exchange”), the Bank became a wholly-owned subsidiary of FCB. To the extent applicable and appropriate, references herein to the “Company” or “FCB” shall include references to the Bank and references to prior time periods for “FCB” or the “Company” shall include prior time periods for the Bank.

Only stockholders of record of the Company’s common stock at the close of business on March 31, 2015 are entitled to notice of and to vote at the annual meeting or any adjournment thereof. At the close of business on March 31, 2015, there were 12,953,542 shares of the Company’s common stock outstanding and entitled to vote at the Company’s annual meeting. A majority of the votes entitled to be cast by the holders of the common stock, represented in person or by proxy, will constitute a quorum for the transaction of business at the annual meeting.

Each share of common stock entitles the record holder thereof to one vote upon each matter to be voted upon at the annual meeting. Shares for which the holder has elected to abstain or to withhold the proxies’ authority to vote (including broker non-votes) on a matter will count toward a quorum, but will not be included in determining the number of votes cast with respect to such matter.

The cost of solicitation of proxies will be borne by the Company. Solicitation is being made by mail, and if necessary, may be made in person or by telephone or special letter by officers and employees of the Company or its subsidiaries, acting without compensation other than regular compensation.

All properly executed proxies received by FCB prior to the meeting will be voted at the meeting in accordance with any direction noted thereon. Proxies on which no specification has been made will be voted FOR all of the nominees for election as directors, FOR the advisory vote on executive compensation, and FOR Item 3. ANY STOCKHOLDER OF RECORD WHO HAS EXECUTED AND DELIVERED A PROXY MAY REVOKE IT AT ANY TIME BEFORE IT IS VOTED BY ATTENDING THE ANNUAL MEETING AND VOTING IN PERSON, OR BY GIVING WRITTEN NOTICE OF REVOCATION OF THE PROXY TO THE SECRETARY, OR BY SUBMITTING TO FCB A SIGNED PROXY BEARING A LATER DATE.

All references in this Proxy Statement to FCB’s last fiscal year refer to the period from January 1, 2014 to December 31, 2014.

VOTING SECURITIES AND PRINCIPAL STOCKHOLDERS

Holders of common stock of FCB, par value $0.01 per share, are entitled to vote at the meeting. Each share of FCB Common Stock is entitled to one vote on all matters which may come before the meeting. As of March 31, 2015, the record date for the determination of stockholders entitled to notice of and to vote at the meeting, there were 12,953,542 shares of FCB Common Stock issued and outstanding.

The following table shows the shares of FCB Common Stock beneficially owned by (i) each director or nominee for director, (ii) each executive officer of the Company named in the Summary Compensation Table, and (iii) all directors and executive officers of FCB as a group, as of March 31, 2015. Beneficial ownership includes shares, if any, held in the name of the spouse, minor children or other relatives of a director or executive officer living in such person’s home, as well as shares, if any, held in the name of another person under an arrangement whereby the director or executive officer can vest title in himself at once or at some future time.

Name	Number of Shares (1)	Percent of Class (1)
Kenneth R. Lehman	7,307,612	47.5%
Gerald Blake	95,905	*
Grant S. Grayson	216,563	1.7
Gary L. Armstrong	95,500	*
Yancey S. Jones	213,528	1.7
John M. Presley	372,388	2.9
Debra L. Richardson	58,150	*
Robert G. Watts, Jr.	74,072	*
Richard W. Wright	273,320	2.1
Gerald Yospin	76,556	*
Martin L. Brill	107,672	*
Robert G. Whitten	28,279	*
Neil P. Amin	8,269	*
Current directors and executive officers as a group (17 persons)	9,106,062	61.3%

(1)	Amounts reflect shares of common stock issuable upon the exercise of stock options exercisable within 60 days of March 31, 2015, as follows: Mr. Lehman 0 shares; Mr. Blake 8,500 shares; Mr. Grayson 12,500 shares; Mr. Armstrong 13,500 shares; Mr. Jones 8,500 shares; Mr. Presley 12,500; Ms. Richardson 8,500 shares; Mr. Watts 10,000 shares; Mr. Wright 12,500 shares; Mr. Yospin 8,500 shares; Mr. Brill 0 shares; Mr. Whitten 0 shares; and Mr. Amin 0 shares.

Also included are shares of common stock issuable upon the exercise of warrants currently exercisable as follows: Mr. Lehman 2,434,537 shares; Mr. Blake 16,281 shares, Mr. Grayson 50,000 shares; Mr. Armstrong 17,250 shares; Mr. Jones 0 shares; Mr. Presley 62,485 shares; Ms. Richardson 7,500; Mr. Watts 9,175 shares; Mr. Wright 33,800 shares; Mr. Yospin 10,123 shares; Mr. Brill 0 shares; Mr. Whitten 0 shares and Mr. Amin 0 shares.

Also included are shares of unvested restricted stock which can be voted by the recipient, as follows: Mr. Lehman 1,000 shares; Mr. Blake 1,000 shares, Mr. Grayson 11,000 shares; Mr. Armstrong 33,333 shares; Mr. Jones 1,000 shares; Mr. Presley 50,000 shares; Ms. Richardson 1,000 shares; Mr. Watts 51,667 shares; Mr.Wright 1,000 shares; Mr. Yospin 1,000 shares; Mr. Brill 1,000 shares; Mr. Whitten 1,000 shares and Mr. Amin 1,000 shares.

*	Ownership interest less than 1%.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

Based on filings made under Section 13(d) and Section 13(g) of the Securities Exchange Act of 1934, as of December 31, 2014, there are no other persons known by FCB to be beneficial owners of more than 5% of the Company’s common stock.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

The Board of Directors of FCB is divided into three classes (I, II and III). Directors of FCB are elected on a staggered basis for three-year terms, with approximately one-third of the directors having terms expiring each year. At this meeting, five (5) directors in Class III are to be elected to serve for a term of three years expiring at the Annual Meeting of Stockholders to be held in 2018.

With respect to the election of directors, a majority of the outstanding shares of Company Common Stock entitled to vote on the matter present at the meeting in person or by proxy will constitute a quorum. Shares for which the holder has elected to abstain or withhold the proxy’s authority to vote (including broker nonvotes) will count toward a quorum.

Proxies received from stockholders will be voted in favor of the nominees unless stockholders specify otherwise on their proxies. Although the Board of Directors does not expect that any of the persons named will be unable to serve as a director, should any of them be unable to accept nomination or election, it is intended that shares represented by the accompanying form of proxy will be voted by the proxy holders for such other person or persons as may be designated by the present Board of Directors.

Certain information concerning the five (5) nominees for election at this meeting, and the directors who will continue in office after the meeting, is set forth below. Unless otherwise specified, each director has held his or her current position for at least five years. The biographies of each of the nominees and continuing directors below contains information regarding the person’s service as a director, business experience, director positions held currently or at any time during the last five years, information regarding involvement in certain legal or administrative proceedings, if applicable, and the experiences, qualification, attributes or skills that caused the Board of Directors to determine that the person should serve as a director for the Company beginning in 2012.

NOMINEES FOR ELECTION AS DIRECTORS

FOR THREE-YEAR TERMS EXPIRING IN 2018

Name, Age and Year First Became Director	Principal Occupation
Robert G. Watts, Jr. 54 Director since 2001

President of First Capital Bancorp, Inc. and President and CEO of First Capital Bank. From June 1, 1999 until taking a position with the Bank on December 20, 2000, Mr. Watts was Senior Vice President and Senior Lending Officer of The Bank of Richmond. The Board believes that Mr. Watts’ long career in the banking industry, including extensive experience in the central Virginia area, makes him well qualified to serve as a director.

Debra L. Richardson, 52 Director since 2003	President and owner of Business and Healthcare Solutions, PLC which specializes in financial strategies for businesses and healthcare providers. Prior to forming Business and Healthcare Solutions in 2005, Ms. Richardson served as President of MMR Holdings, a supplier of health care imaging services, for two years. Prior to that she worked for 15 years at the accounting firm of Keiter Stephens, the last 10 years as the partner in charge of the Healthcare practice. The Board believes that Ms. Richardson’s extensive executive and management experience, particularly her extensive accounting and financial reporting experience, makes her well qualified to serve as a director.

John M. Presley, 54 Director since 2008	Chief Executive Officer and Managing Director of First Capital Bancorp, Inc. Prior to joining First Capital Bancorp, Inc., Mr. Presley served as Senior Vice President, Head of Strategic Initiatives for Fifth Third Bank since April 2006. From October 2004 through April 2006, Mr. Presley was the Chief Financial Officer for Marshall & Ilsley Corporation. For 15 years prior to that Mr. Presley served in various capacities with National Commerce Financial and its affiliates, which included, from July 2003 through October 2004 Chief Financial Officer of National Commerce Financial and immediately prior to that President and Chief Executive Officer of First Market Bank. Mr. Presley serves as Lead Director and Chairman of the Audit Committee of Lumber Liquidators, Inc. The Board believes that Mr. Presley’s long and extensive career in the banking and financial services industries makes him well qualified to serve as a director.

Neil P. Amin, 36 Director since 2012	Chief Executive Officer of Shamin Hotels, Inc., which owns or manages approximately 30 hotels in Central Virginia and two hotels in Maryland. Mr. Amin also serves on the boards of the Virginia Small Business Finance Authority and the Treasury Board of the Commonwealth of Virginia. Prior to entering the hotel industry, Mr. Amin worked at Goldman Sachs & Co. The Board believes that Mr. Amin’s management experience, together with his extensive investment and real estate experience, and his knowledge of the local business community, makes him well-qualified to serve as a director.

Kenneth R. Lehman, 56 Director since 2012	Private investor, attorney and banking entrepreneur. Mr. Lehman was an attorney with the Securities and Exchange Commission from 1988 through 1992 and in

1993, he co-founded a nationally recognized law firm that specialized in securities, mergers and acquisitions, and banking. He retired from that firm in 2002. Since 2003, Mr. Lehman has co-founded three banks and, over the last five years, he has served as a director of several banks and bank holding companies including two other companies that are publicly traded: Virginia Commerce Bancorp, Inc., where he has served as a director from November 2009 to January 2014, and Tower Bancorp, Inc., where he served as a director from March 2009 through February 2012. The Board believes that Mr. Lehman’s qualifications to serve as a director include his experience as an attorney representing private and public financial institutions, his knowledge of banking and securities laws and regulations, his understanding of the banking industry including bank valuations and mergers and acquisitions, and his service as a director of other banking institutions and public companies.

DIRECTORS WHOSE TERMS EXPIRE IN 2016

CLASS II

Name, Age and Year First Became Director	Principal Occupation

Yancey S. Jones, 64 Director since 1998	Executive Vice President of TSRC, Inc. - The Supply Room/MEGA Office Furniture, providing office supplies, office furniture, coffee and break room and Jan/Sam supplies to Virginia, Maryland and the District of Columbia. The Board believes that Mr. Jones’ extensive executive and management experience, together with his knowledge of the local business community, makes him well qualified to serve as a director.

Richard W. Wright, 80 Vice Chairman of the Board Director since 1998	Former Chairman of James River Group, a property and casualty insurance holding company. Mr. Wright is also the former Chairman of Peoples Security Life Insurance Company, a property and casualty insurance holding company. Mr. Wright is also the President and Director of the Wright Group, an insurance consulting company located in Richmond. The Board believes that Mr. Wright’s extensive executive and management experience, together with his prior experience serving as a director of a public company, makes him well qualified to serve as a director.

Robert G. Whitten, 60 Director since 2012	Co-owner and president of Whitten Brothers Holding Company, which owns and operates two automobile dealerships in the Metropolitan Richmond area. Mr. Whitten has been involved in the automobile business for over thirty-six (36) years. The Board believes that Mr. Whitten’s extensive executive and management experience, together with his knowledge of the local business community, make him well-qualified to serve as a director.

DIRECTORS WHOSE TERMS EXPIRE IN 2017

CLASS I

Name, Age and Year First Became Director	Principal Occupation

Gerald Blake, 61 Director since 1998	Owner Exit First Realty, a Richmond, Virginia company that lists and sells real estate. Former owner and President of Select Office Systems, a Richmond based company that sells and markets office equipment. The Board believes that Mr. Blake’s extensive executive and management experience, together with his prior experience in and knowledge of the Virginia real estate market makes him well qualified to serve as a director.

Grant S. Grayson, 62 Chairman of the Board Director since 1998	Partner in the law firm of LeClairRyan, A Professional Corporation since November 2009. Prior to November 2009, Mr. Grayson was a partner in the law firm of Cantor Arkema, P.C. The Board believes that Mr. Grayson’s extensive experience advising companies on legal and financial matters makes him well qualified to serve as a director.

Gerald H. Yospin, 74 Director since 1998	Owner of commercial real estate. Mr. Yospin is a former senior associate and member of the Retail Brokerage Department of Grubb & Ellis/Harrison & Bates, Inc., located in Richmond, Virginia. The Board believes that Mr. Yospin’s extensive experience in real estate development and his knowledge of the Virginia real estate market make him well qualified to serve as a director.

Martin L. Brill, 63 Director since 2012	President, CEO and principal shareholder of Compass Enterprises, Inc, which owns and operates six (6) preschools in Virginia, Illinois and Ohio. Prior to that, Mr. Brill was co-owner of Financial Enterprises III Limited Company, which owned and managed 12 office buildings in multiple states. Mr. Brill was President and CEO of CompMed, Inc., a medical practice management company. The Board believes that Mr. Brill’s extensive management and executive experience, together with his extensive experience in the ownership and management of real property, makes him well-qualified to serve as a director.

No director is related to any other director or executive officer of FCB by blood, marriage or adoption.

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

Information with respect to Robert G. Watts, Jr., our President, and John M. Presley, our Chief Executive Officer and Managing Director, is set forth above. Information with respect to certain other executive officers is as follows:

Gary L. Armstrong, Executive Vice President, Commercial Banking Leader: Prior to joining us in 2009, Mr. Armstrong was the Commercial Banking Group Manager with First Market Bank where he spent the previous eleven years in various commercial banking and credit administration roles.

William D. Bien, Jr., Executive Vice President and Senior Lending Officer: Prior to joining us in 2003 as Senior Vice President, Mr. Bien served for several years as Executive Vice President and Senior Lender at CommonWealth Bank (now First Community Bank), Richmond, Virginia.

Andrew G. Ferguson, Executive Vice President and Chief Credit Officer: Prior to joining us in January 2010, Mr. Ferguson served as head of Credit Administration at First Market Bank for eight years. Mr. Ferguson has over 20 years of commercial banking experience in Richmond.

William W. Ranson, Executive Vice President and Chief Financial Officer: Prior to joining us in 2004, Mr. Ranson was a Senior Manager with Cherry Bekaert, L.L.P., the Bank’s independent registered public accounting firm. Prior to joining Cherry Bekaert, Mr. Ranson served as Executive Vice President and Chief Financial Officer of CommonWealth Bank, (now First Community Bank), Richmond, Virginia.

James E. Sedlar, Executive Vice President and Chief Operating Officer: Prior to joining us in 2008, Mr. Sedlar served as a Senior Vice President with SunTrust Bank. Prior to working for SunTrust Bank, Mr. Sedlar was the owner/president of a single family homebuilding company.

INFORMATION REGARDING THE BOARD OF DIRECTORS AND COMMITTEES

Leadership Structure

The Board of Directors believes that having a non-insider director, Mr. Grayson, serve as Chairman of the Board is in the best interest of the Company’s stockholders at this time. The structure ensures a greater role for the non-insider directors in the oversight of the Company and active participation of the non- insider directors in setting agendas and establishing priorities and procedures for the work of the Board. The Board believes its administration of its risk oversight function has not affected the Board’s leadership structure.

Risk Management

The Board is actively involved in managing risks that could affect the Company and its operations. This oversight is conducted primarily through committees of the Board, but the full Board has retained responsibility for general oversight of risk.

The primary risks affecting the Company’s business are credit risks associated with its loan portfolio. The Board has implemented written policies and procedures to help manage this risk. The Company’s loan approval process includes a management loan committee, the Loan Committee of the Board of Directors and, for certain larger loans, the full Board. The Company’s senior Credit Officer reports to the Board monthly on the activities of the management loan committee and on the status of various delinquent or non-performing loans. The Loan Committee and the Board review lending policies proposed by management, and the full Board establishes total lending limits for the Company and considers lending policies recommended by the Loan Committee of the Board.

The Risk Committee assists the Board with its oversight responsibilities with respect to (a) the Company’s control processes related to the risks inherent in the Company’s business, (b) assessing and reviewing specific risks, including credit, market, fiduciary, liquidity, reputational, operational, fraud strategic, technology, data-security and business continuity risks, and (c) the Company’s overall risk management activities.

The Audit Committee, with the assistance of management, is generally responsible for overseeing and identifying risks related to the integrity of the Company’s financial statements, including liquidity requirements and compliance with regulatory requirements. The Audit Committee reviews with management and the Company’s outside accountants the Company’s accounting policies, and internal controls, along with the disclosure and content in the Company’s financial statements. Any material risks or related issues identified by the Audit Committee are presented to the full Board for consideration.

The Compensation Committee, with the assistance of management, is responsible for monitoring and identifying risks associated with the Company’s compensation programs and policies. Any material risks or related issues identified by the Compensation Committee are presented to the full Board for consideration.

Independence

Except for Mr. Watts and Mr. Presley, all of the Company’s directors are “independent” as defined by the listing standards of NASDAQ. However, based on his affiliation with LeClairRyan, Mr. Grayson is not “independent” for the purpose of serving on the Audit Committee of the Board of Directors.

Director Nominees

FCB does not have a standing nominating committee. Instead, the full Board of Directors functions in this capacity. The Company believes that such an approach is preferable to having a nominating committee because it assures the widest possible scope in the identification and selection of potential new Board members. Because Mr. Watts and Mr. Presley are not independent directors, they do not participate in any discussions or votes regarding director nominees.

Under the Company’s bylaws, a stockholder may nominate a person for election as a director only if written notice of such nominee is received by FCB at least ninety (90) days in advance of the annual meeting (or seven days after receipt of notice in the event of a special meeting). Any notice with respect to a stockholder nominee for director shall set forth: (i) the name of nominee and the stockholder making the nomination; (ii) a representation that the stockholder is a stockholder of record entitled to vote at the meeting; (iii) such additional information as may be required to be included in a proxy statement under applicable rules; and (iv) the consent of the nominee to serve as a director if elected.

The Company has not paid any fees to any third-party for identifying and evaluating any potential nominees, and no stockholder nominees were received for this annual meeting.

The Board considers a number of factors in identifying and selecting nominees for directors, including business experience and relationships within the community. Stockholder nominees, if properly presented to the Board, are not treated any differently by the Board than would a nominee identified by the Board.

The Board does not have a formal policy on Board nominee diversity. In identifying potential nominees for open Board seats, the Board strives to build and maintain a Board that has a proper mix of skills and experience to best position the Company to achieve its business objectives. In particular, the Board looks at relevant subject matter expertise, depth of knowledge in areas that are important to the Company and its operations, and diversity of thought, background, perspective and experience to ensure proper debate and consideration of the Company’s strategies and operations. In addition, the Board looks for nominees who (i) have integrity; (ii) have sufficient experience and ability to understand fully the Company’s business; (iii) have the ability and willingness to devote a sufficient amount of time to meet the responsibilities of a director; and (iv) are free of any significant conflict of interest that might interfere with the nominee’s independence and ability to perform the duties of a director.

Communications with the Board

FCB has no formal policy or procedure governing stockholder communications with the Board or individual directors.

The Board does not believe that a formal policy is necessary because, as a community bank whose directors are all local residents and members of the local business community with numerous relationships with civic, community service, professional and other groups and associations, stockholder access to Board members is readily available. Furthermore, any communication received by the Company and directed to the Board or an individual director will generally be passed along to such persons. To date, the Board has not received any complaints or other indications from stockholders that a formal policy for contacting the Board or individual directors is appropriate or required.

The Company’s website also invites interested parties to contact the Company, and specifically the investor relations liaison, with any questions and/or comments about FCB matters.

Attendance at Annual Meeting

The FCB has no formal policy regarding attendance by directors at the annual meeting of the Company’s stockholders. The Company believes that no such policy is necessary because, as a community bank whose directors are all local residents and members of the local business community, the Company’s directors generally are available to attend, and look forward to attending, the annual meeting. Consistent with this belief, all of the Company’s directors attended the 2014 annual meeting.

Board Meetings

The Board of Directors held 13 meetings during 2014. Each incumbent director attended 75% or more of the aggregate of (1) the total number of meetings of the Board of Directors (held during the period for which he or she was a director) and (2) the total number of meetings held by all committees of the Board of Directors on which he or she served (during the period for which he or she was a director).

Board Committees

The standing committees of the Board of Directors include an Audit Committee, a Loan Committee, a Risk Committee and a Compensation Committee.

Audit Committee

The Board of Directors of FCB has established a standing Audit Committee currently composed of four directors who are not officers of the Company and are independent as defined by the listing standards of NASDAQ. The members of the Audit Committee are: Gerald Blake, Yancey S. Jones, Debra L. Richardson and Gerald Yospin. During the 2014 fiscal year, the Audit Committee held 5 meetings.

2014 AUDIT COMMITTEE REPORT

The Audit Committee of FCB has adopted a formal written charter, which was included as an appendix to the proxy statement for the Bank’s 2005 Annual Meeting of Stockholders. In connection with the performance of its responsibilities, the Audit Committee has:

-	Reviewed and discussed the audited financial statements of FCB with management;

-	Discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (required communication by external auditors with audit committees);

-	Received from the independent auditors disclosures regarding the auditors, independence required by Independence Standards Board Standard No. 1 and discussed with the auditors the auditors’ independence; and

-	Recommended, based on the review and discussion noted above, to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2014 for filing with the Securities and Exchange Commission.

AUDIT COMMITTEE Gerald Blake Yancey S. Jones Debra C. Richardson Gerard Yospin

The Audit Committee charter requires that the committee include at least one member who qualifies as an audit committee financial expert, meaning that such person must (i) have an understanding of GAAP and its application to financial statements; (ii) have experience in preparing, auditing, analyzing or evaluating financial statements with issues similar to those applicable to the Company’s financial statements; (iii) understand audit committee functions; and (iv) understand internal controls and procedures for financial reporting. Debra L. Richardson is the member of the Audit Committee who meets these requirements. As noted above, Ms. Richardson is independent as defined by the listing standards of NASDAQ.

Loan Committee

The Board of Directors of FCB has established a Loan Committee. The members of the Loan Committee are: Grant S. Grayson, Martin L. Brill, Robert G. Watts, Jr., Robert G. Whitten, Richard W. Wright, and John M. Presley. The primary purpose of the Loan Committee is to establish lending policy and procedures (including loan approval authority levels), approve applicable loan credits, and continually monitor the overall quality of FCB’s assets. During the 2014 fiscal year, the Loan Committee held 20 meetings.

Risk Committee

The Board of Directors of FCB has established a Risk Committee. The members of the Risk Committee are: Grant S. Grayson, Richard W. Wright, Gerald Blake, Neil P. Amin and Martin L. Brill. The primary purpose of the Risk Committee is to assist the Board of Directors in fulfilling its oversight responsibilities with regard to (a) the risks inherent in the business of the Company and the control processes with respect to such risks, (b) the assessment and review of credit, market, fiduciary, liquidity, reputational, operational,fraud, strategic, technology, data-security and business-continuity risks, and (c) the risk management activities of the Company. During the 2014 fiscal year, the Risk Committee held 12 meetings.

Compensation Committee

The Board of Directors of FCB has established a Compensation Committee. The members of the Compensation Committee are: Richard W. Wright, Yancey S. Jones, and Grant S. Grayson. All of the members of the Compensation Committee are independent as defined by the listing standards of NASDAQ. The primary purpose of the Compensation Committee is to oversee general human resource issues, as well as establish compensation levels for selected senior management. In addition, the Compensation Committee (i) oversees the administration and the approval of grants and terms of equity awards under the Company’s equity-based compensation plans, and (ii) approving and/or recommending compensation for members of the Board of Directors and each Committee thereof.

In accordance with recent changes in the NASDAQ listing standards, the Board of Directors has adopted a charter for the Compensation Committee, which sets forth or confirms: (i) the scope of the Compensation Committee’s responsibilities, and how it carries out those responsibilities, including structure, processes and membership requirements; (ii) the committee’s responsibility for determining, or recommending to the Board for determination, the compensation for the Company’s chief executive officer and the other executive officers of the Company; (iii) that the Company’s chief executive officer may not be present during voting or deliberations on such officer’s compensation; and (iv) various responsibilities and authority related to the engagement of outside compensation consultants or experts.

The Compensation Committee has sole authority over the selection, use and retention of any compensation consultant or any other experts engaged to assist the Committee in performing its duties. During the 2014 fiscal year, the Compensation Committee engaged Pearl Meyer & Partners (“Pearl Meyer”) to serve as a consultant to the Committee and to advise the Committee on a range of compensation issues. Pearl Meyer performed services solely on behalf of the Compensation Committee and it has no other relationship with the Company or Company management. The Compensation Committee has reviewed the independence of Pearl Meyer and concluded that the performance of services by Pearl Meyer for the Committee did not raise any conflicts of interest.

During the 2014 fiscal year, the Compensation Committee held 4 meetings.

DIRECTORS’ COMPENSATION

For the year ended December 31, 2014, each non-employee member of our Board of Directors (other than the Chairman and Vice Chairman) received $1,000 for each Board meeting he or she attended, and $250 for each committee meeting he or she attended. The Chairman and Vice Chairman received $1,500 for each Board meeting attended.

In 2014, non-employee directors received $167,250 in the aggregate as compensation for their services as directors.

The following table sets forth a summary of certain information concerning the compensation paid by us to our directors, other than Robert G. Watts, Jr. and John M. Presley, during 2014. Information regarding the compensation paid to Mr. Watts and Mr. Presley is disclosed under “Executive Compensation.”

Name	Fees Earned or Paid in Cash	Total
Gerald Blake	$15,000	$15,000
Grant S. Grayson	$24,750	$24,750
Yancey S. Jones	$15,250	$15,250
Richard W. Wright	$25,500	$25,500
Gerald Yospin	$14,250	$14,250
Debra L. Richardson	$14,250	$14,250
Kenneth R. Lehman	$12,000	$12,000
Martin L. Brill	$16,750	$16,750
Robert G. Whitten	$15,750	$15,750
Neil P. Amin	$13,750	$13,750

During December 2013, under the First Capital Bancorp, Inc. 2010 Stock Incentive Plan, time-based restricted stock grants were issued to the Directors. The restricted time-based grants vest 50% per year. Recipients of the awards have the right to vote the shares and to receive cash or stock dividends, if any. As of December 31, 2014, all restricted stock grants (96,000 shares) or 100% of the restricted stock had vested.

The following table set forth the number of shares of time-based restricted stock that vested during 2014 to the directors, other than Robert G. Watts, Jr. and John M. Presley. Information regarding the shares of restricted stock that vested to Mr. Watts and Mr. Presley is disclosed under “Executive Compensation.”

Name	Number of Shares
Gerald Blake	6,000
Grant S. Grayson	9,000
Yancey S. Jones	6,000
Richard W. Wright	9,000
Gerald Yospin	6,000
Debra L. Richardson	6,000
Kenneth R. Lehman	1,500
Martin L. Brill	1,500
Robert G. Whitten	1,500
Neil P. Amin	1,500
Total	48,000

CODE OF ETHICS

The Company has adopted (i) a Banker’s Professional Code of Ethics, and (ii) a Code of Conduct and Conflict of Interest, both of which are applicable to its principal executive officer, principal financial officer, principal accounting officer or controller and its directors.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the directors, executive officers, and persons who own more than ten percent (10%) of a registered class of FCB’s equity securities, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors, and greater than ten percent (10%) stockholders are required by Commission regulation to furnish FCB with copies of all Section 16(a) forms they file.

To FCB’s knowledge, based solely on a review of the copies of reports furnished to FCB, FCB believes that all filings applicable to its executive officers, directors and ten percent (10%) beneficial owners complied with applicable regulations during the last fiscal year.

EXECUTIVE COMPENSATION

Summary

The following table sets forth a summary of certain information concerning the cash compensation paid by FCB for services rendered in all capacities during the years ended December 31, 2014 and 2013, to the Chief Executive Officer of FCB (the Company’s Principal Executive Officer) and certain other executive officers of First Capital Bank who had total compensation during the 2014 fiscal year which exceeded $100,000. The following table does not include certain perquisites that do not exceed $10,000 each:

Name and Principal Position	Year	Salary		Bonus		Other (1)		All Other Compensation (2)		Option Awards Aggregate Grant Date Fair Value (3)		Total
John M. Presley Chief Executive Officer and Managing Director (Principal/ Executive Officer)	2014 2013	$ $	325,000 325,000	$ $	144,934 146,350	$ $	11,300 317,188	$ $	9,769 9,937	$ $	0 0	$ $	502,303 798,476
Robert G. Watts, Jr. President of First Capital Bancorp, Inc. and President and Chief Executive Officer of First Capital Bank	2014 2013	$ $	225,000 225,000	$ $	78,041 78,850	$ $	29,758 28,085	$ $	9,898 9,928	$ $	1,135 6,813	$ $	373,560 348,676
Gary L. Armstrong Executive Vice President & Commercial Banking Officer	2014 2013		$218,500 211,721	$ $	62,442 65,468	$ $	21,355 19,911	$ $	12,839 9,875	$ $	965 5,791	$ $	337,456 312,221

(1)	Amounts shown represent expenses incurred by the Company for SERP benefit costs for split-dollar life insurance policies and vesting of Restricted Stock for the named executives. SERP benefit costs are as follows: 2014 – Mr. Presley $11,300; Mr. Watts $16,966 and Mr. Armstrong $14,959. 2013- Mr. Presley $10,188; Mr. Watts $15,243 and Mr. Armstrong $13,515. Restricted Stock vesting expenses are as follows: 2014 – Mr. Presley $0; Mr. Watts $12,792 and Mr. Armstrong $6,396. 2013 – Mr. Presley $307,000; Mr. Watts $12,792 and Mr. Armstrong $6,396.
(2)	Includes company contributions to the Bank 401(k) plan which are available to the executives named above on the same basis as to the general employee population.

(3)	Amounts shown represent the aggregate full grant date fair value of each award calculated in accordance with FASB ACSC Topic 718. The assumptions made by the Company in making these valuations are set forth in Note 17 (Stock Option Plan) to the Company’s audited financial statements for the year ended December 31, 2014, as included in the Company’s Report on Form 10-K filed on March 27, 2015.

The following table sets forth a summary of certain information concerning restricted stock issued to the named individuals in the “Executive Compensation Table”. The December 2012 grant is divided between restricted (time-based) stock grants and performance–based stock grants. Generally, the restricted time-based grants vests 33% per year for employees. The performance-based stock is subject to vesting on the third anniversary of the date of the grant based on the performance of the Company’s growth in cumulative tangible book value and cumulative fully-diluted earnings per share over a three-year period. Recipients of the awards have the right to vote the unvested shares and to receive cash or stock dividends on such unvested shares, if any are declared and paid.

December 2012 Grant:

Name	Time-Based Shares Vested	Time-Based Shares Unvested	Performance Based Shares Vested	Performance Based Shares Unvested	Total Shares
John M. Presley (1)	25,000	—	75,000	—	100,000
Robert G. Watts, Jr.	8,333	4,167	—	37,500	50,000
Gary L. Armstrong	4,167	2,083	—	18,750	25,000
Total	37,500	6,250	75,000	56,250	175,000

(1)	During the 4th quarter of 2013, the Board of Directors voted to fully vest Mr. Presley in both the Time- Based shares and the Performance Based shares .

The following table sets forth a summary of certain information concerning restricted stock issued to the named individuals in the “Executive Compensation Table”. During August 2014, restricted stock was issued to the named individual in the “Executive Compensation Table”. The grant was 100% time-based which will vest 33% per year. Recipients of the awards have the right to vote the unvested shares and to receive cash or stock dividends on such unvested shares, if any are declared and paid.

August 2014 Grant:

Name	Time-Based Shares Vested	Time-Based Shares Unvested	Performance Based Shares Vested	Performance Based Shares Unvested	Total Shares
Gary L. Armstrong	—	12,500	—	—	12,500
Total	—	12,500	—	—	12,500

Compensation Committee Interlocks and Insider Participation

No member of our compensation committee is a current or former officer of the Company or the Bank. In addition, there are no compensation committee interlocks with other entities with respect to any such member.

Agreements with Executive Officers

On December 3, 2013, the Company entered into an employment agreement with John M. Presley, effective as of December 2, 2013, pursuant to which the Company will continue to employ Mr. Presley as Chief Executive Officer and Managing Director. The agreement is effective December 2, 2013 and will expire on December 31, 2016; provided that on December 31, 2015 and on each December 31st thereafter (the “Renewal Date”), the agreement will be automatically extended for an additional year, unless the Company gives written notice prior to the Renewal Date that the employment term will not thereafter be extended.

Under the agreement, Mr. Presley’s initial annual base salary will be $325,000, which will be reviewed annually by the Company’s Board of Directors; provided, however, that in no event will the annual base salary be less than $325,000. Under the agreement, Mr. Presley will be entitled to annual cash bonuses and stock-based awards in such amounts as may be determined from time to time by the Board of Directors or the Compensation Committee of the Board of Directors. Mr. Presley’s current annual salary under the agreement is $325,000.

The Company may terminate Mr. Presley’s employment at any time for “Cause” (as defined in the agreement) without the Company incurring any additional obligations to him. If the Company terminates Mr. Presley’s employment for any reason other than for “Cause” or if Mr. Presley terminates his employment for “Good Reason” (as defined in the agreement), the Company will generally be obligated to continue to provide the annual base compensation specified in the agreement for two years following the date of termination, as well as certain additional benefits for a specified period of time. Mr. Presley is also entitled to certain payments and benefits if his employment terminates under particular circumstances following a Change in Control (as defined in the agreement). Upon the termination of his employment, Mr. Presley will be subject to certain noncompetition and non-solicitation restrictions.

The Company has entered into an Executive Endorsement Split Dollar Agreement, (the “Presley Split Dollar Agreement”) with Mr. Presley. Under the terms of the Presley Split Dollar Agreement, the Company shall acquire, own and hold one or more life insurance policies on the life of Mr. Presley. The Company shall be responsible for paying any and all premiums due and payable under such life insurance policies. Upon Presley’s death, his designated beneficiaries shall be entitled to receive death proceeds from the policies totaling $2,160,000. The Company shall be entitled to the remainder of the death proceeds under such policies.

The Company has entered into an Amended and Restated Employment Agreement dated December 31, 2008 with Mr. Watts. The Employment Agreement provides that Mr. Watts’ employment is terminable at any time by either party, except that the Company must give Mr. Watts 30 days’ notice if it intends to terminate the agreement without “cause” (as defined therein). The agreement provides for an initial base salary of $200,000 per year, with the Board of Directors having the discretion to pay Mr. Watts additional compensation as a bonus based on the profitability of the Company, and Mr. Watts’ performance. In the event the Company terminates Mr. Watts’ employment without “cause”, the Company must pay to Mr. Watts his base salary for a period of six to 12 months, with such period to be determined by the Board of Directors in its reasonable discretion. In addition, in the event Mr. Watts’ employment is terminated within nine months following a “change of control” (as defined in the agreement), Mr. Watts is entitled to receive his base salary for a period of 18 months following such termination. The agreement also prohibits Mr. Watts from competing with the Bank under certain circumstances and for various periods of time following the termination of his employment, depending on when such termination occurs and the basis for such termination. Mr. Watts’ current annual salary under the agreement is $225,000.

The Company has entered into an Executive Endorsement Split Dollar Agreement, (the “Watts Split Dollar Agreement”) with Mr. Watts. Under the terms of the Watts Split Dollar Agreement, the Company shall acquire, own and hold one or more life insurance policies on the life of Mr. Watts. Upon Mr. Watts’ death, his designated beneficiaries shall be entitled to receive death proceeds from the policies totaling $1,556,010. The Company shall be entitled to the remainder of the death proceeds under such policies.

The Company has entered into a Supplemental Executive Retirement Plan Agreement (the “SERP”) dated February 1, 2011, with Mr. Armstrong. The SERP provides an unfunded, nonqualified, supplemental retirement benefit to Mr. Armstrong in the amount of $250,000. The benefits payable to Mr. Armstrong under the SERP vest at age 60, provided Mr. Armstrong is still employed by the Company at that time. If Mr. Armstrong dies, or if his employment is terminated by the Company without cause, the benefits payable under the SERP will automatically vest and be payable to Mr. Armstrong. The Company has also entered into a Split Dollar Life Insurance Agreement dated February 1, 2011 with Mr. Armstrong (the “Split Dollar Agreement”). The Company is responsible for all premiums due under the Split Dollar Agreement.

The Company has entered into a Change in Control Agreement dated December 11, 2012, with Mr. Armstrong. Under the agreement, in the event Mr. Armstrong’s employment is terminated within six (6) months before or after a “change in control” as defined therein, and subject to certain other conditions set forth in the agreement, Mr. Armstrong is entitled to receive an amount equal to one (1) times his then current annual base salary, payable in equal installments on the Company’s regular pay days over the next twelve (12) months, without interest. The agreement also prohibits Mr. Armstrong from competing with the Company or engaging certain other activities as a condition to his receipt of the foregoing payments.

Advisory Vote on Executive Compensation

At our 2013 Annual Meeting, we held a non-binding advisory vote regarding the compensation of our named executive officers. At that meeting, we also held an advisory vote on the frequency of holding such advisory votes on executive compensation. Based on the outcome of that vote, the Company has decided to hold an advisory vote on the compensation of our named executive officers every two years. Accordingly, this proxy Statement for the 2015 Annual Meeting includes such advisory vote among the items to be voted on by the stockholders.

Stock Option Plans

2010 Stock Incentive Plan

On March 17, 2010, the Company’s Board of Directors adopted the First Capital Bancorp, Inc. 2010 Stock Incentive Plan (the “2010 Plan”), which was approved by the stockholders of the Company at the annual meeting of stockholders held on May 19, 2010. The 2010 Plan originally made available up to 150,000 shares of the Company’s common stock for issuance upon the grant or exercise of restricted stock, stock options or other equity-based awards as permitted under the 2010 Plan. Each employee and director of the Company and its affiliates may participate in the 2010 Plan.

The purpose of the 2010 Plan is to promote the success of the Company by providing greater incentive to selected employees, non-employee directors and consultants to associate their personal interests with the long-term financial success of the Company and with growth in stockholder value. The 2010 Plan is designed to provide the Company with flexibility in its ability to attract, retain and motivate the most qualified employees, directors and consultants upon whose judgment, interest, expertise and efforts the success of the Company largely depends.

Unless sooner terminated, the 2010 Plan will terminate on May 19, 2020.

The 2010 Plan is administered by the Board of Directors, or a Committee thereof, which has the power to determine the persons to whom Options are to be granted. In administering the 2010 Plan, the Board of Directors or the Committee, as applicable, has the authority to determine the terms and conditions upon which Options may be granted and exercised, to construe and interpret the 2010 Plan and to make all determinations and actions with respect to the 2010 Plan. Pursuant to the provisions of the 2010 Plan, the exercise price of incentive stock options awarded in the future shall not be less than the fair market value of FCB’s Common Stock on the date the Option is granted. The exercise price of all other options awarded in the future will not be less than 85% of the fair market value of the stock on the date the option is granted. Furthermore, all Options may be subject to various vesting requirements that must first be satisfied in order for the Options to be exercisable. All Options to be granted to the executive officers and directors of FCB will be granted in accordance with Rule 16b-3 under the Exchange Act.

On June 20, 2012, the Company’s Board of Directors approved an amendment to the 2010 Plan to increase the total number of shares reserved for issuance pursuant to grants thereunder by 360,000 shares. The amendment was approved by the Company’s stockholders at the annual meeting held on August 22, 2012. On February 19, 2014, the Company’s Board of Directors approved a further amendment to the 2010 Plan to increase the total number of shares required for issuance pursuant to grants thereunder by an additional 378,000 shares. The amendment was approved by the Company’s stockholders at the annual meeting held on May 21, 2014. As a result of these amendments, there are a total of 888,000 shares available for grants under the 2010 plan.

2000 Stock Option Plan

On March 15, 2000 the Board of Directors of First Capital Bank (the “Bank”) adopted the First Capital Bank 2000 Stock Option Plan (the “Plan”), which was approved by the stockholders of the Bank at the annual meeting of stockholders held on May 24, 2000. The Plan originally made available up to 77,000 shares of common stock for the granting of stock options to employees, directors, consultants and other persons who have provided services to the Bank in the form of incentive stock options (employees only) and non-qualified stock options (collectively, “Options”). With each subsequent capital raise to support the Company’s growth, the Plan has been amended. On March 19, 2003, the Board of Directors of the Bank approved an amendment to the Plan increasing the number of shares reserved for issuance upon exercise of options to be granted under the Plan by 52,170 shares. The amendment was approved by the stockholders of FCB at the annual meeting held on May 22, 2003, as a result of which the Plan made up to 129,170 shares available for issuance upon the exercise of options granted under the Plan. On February 16, 2005, the Board of Directors of the Bank approved an additional amendment to the Plan increasing the number of shares reserved for issuance upon exercise of options to be granted under the Plan by 26,486 shares. The amendment was approved by the stockholders of the Bank at the annual meeting held on May 18, 2005, as a result of which the Plan made up to 233,489 shares available for issuance upon the exercise of options granted under the Plan (after adjustment for the 3 for 2 stock that was effective December 28, 2005).

The Plan was adopted and approved as the FCB 2000 Stock Option Plan in connection with the consummation of the Share Exchange on September 8, 2006. In connection therewith, any and all options thereunder were automatically converted into options to acquire shares of stock in FCB. On February 21, 2007, the Board of Directors of FCB approved an additional amendment to the Plan increasing the number of shares reserved for issuance upon exercise of options to be granted under the Plan by 105,000 shares. The amendment was approved by the stockholders of FCB at the annual meeting held on August 15, 2007, as a result of which the Plan now makes up to 338,489 shares available for issuance upon the exercise of options granted under the Plan.

The Plan terminated in accordance with its terms on the tenth (10th) anniversary of the date of the adoption of the Plan by the Board. Accordingly, no further awards or grants may be made under the Plan.

Option Grants

There were no individual grants of stock options made during the last fiscal year to the persons named in the Executive Compensation Table.

Year End Option Values

The following table sets forth information concerning the total number of securities underlying unexercised options held at the end of the fiscal year by the persons named in the Executive Compensation Table.

Outstanding Option Awards at Fiscal Year End

	Number of
	Securities Underlying		Value of Unexercised
	Unexercised Options at		In-the-Money Options		Option	Option
	Fiscal Year End		at Fiscal Year End (1)		Exercise	Expiration
Name	Exercisable	Unexercisable	Exercisable	Unexercisable	Price	Date
John M. Presley	12,500	—	—	—	4.50	12/3/2019
Robert G. Watts, Jr.	10,000	—	4,600	—	3.94	2/28/2021
		—
Gary L. Armstrong	8,500	—	3,910	—	3.94	2/28/2021
	5,000	—	—	—	4.60	11/30/2019

(1)	The value of the in-the-money options at fiscal year-end was calculated by determining the difference between the price of a share of common stock and the exercise price of the options.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

There are no legal proceedings to which any director, executive officer or stockholder, or any affiliate thereof, is a party that would be material and adverse to the Company.

During the 2014 fiscal year, FCB or the Bank extended credit to certain of its directors. All such loans were made in the ordinary course of business, were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with persons not related to the Company, and did not involve more than the normal risk of collectibility or present other unfavorable features. The Company is prohibited from making loans, with the exception of residential mortgages and educational loans, to executive officers in excess of certain dollar limits fixed by federal banking laws. The balance of loans to Company directors and executive officers totaled $15.4 million at December 31, 2014, or 31.0% of the Company’s equity as of such date.

There are no existing or proposed transactions between FCB and its directors outside of those contemplated in the ordinary course of its banking business. In accordance with the foregoing, FCB currently employs the law firm of LeClairRyan, A Professional Corporation, with which Grant S. Grayson, the Chairman of the Board of Directors of FCB, is affiliated, as counsel to FCB.

PROPOSAL NO. 2

ADVISORY (NON-BINDING) VOTE ON EXECUTIVE COMPENSATION

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, or the Dodd-Frank Act, enables our stockholders to vote to approve, on an advisory (non-binding) basis, the compensation of our named executive officers as disclosed in this proxy statement in accordance with the rules of the Securities and Exchange Commission (the “SEC”). Such a proposal, commonly known as a “say-on-pay” proposal, gives stockholders the opportunity to endorse or not endorse the Company’s executive pay program. This vote is not intended to address any specific element of our compensation programs, but rather to address our overall approach to the compensation of our named executive officers described in this proxy statement. Accordingly, stockholders of the Company are being asked to approve the following resolution:

“RESOLVED, that the stockholders of First Capital Bancorp, Inc. approve, on an advisory basis, the compensation of the named executive officers as described in the tabular disclosure regarding named executive officer compensation (together with the accompanying narrative disclosure) in this Proxy Statement pursuant to the applicable rules of the Securities and Exchange Commission.”

As provided in the Dodd-Frank Act, this is an advisory vote only. Approval of the proposed resolution requires the affirmative vote of a majority of the shares present at the meeting and entitled to vote.

The Company believes that its compensation policies and procedures are strongly aligned with the long-term interests of its stockholders. Because your vote is advisory, it will not be binding upon the Board of Directors. However, the Compensation Committee will take into account the outcome of the vote when considering future executive compensation arrangements.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THIS RESOLUTION.

CHANGE IN INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

On March 30, 2015, the Audit Committee of the Board of Directors (the “Audit Committee”) appointed BDO USA LLP (“BDO”) as our independent public accounting firm for the fiscal year ending December 31, 2015

On March 30, 2015, First Capital Bancorp, Inc. (the “Company”) informed Cherry Bekaert LLP (“Cherry Bekaert”) that Cherry Bekaert will be dismissed as the Company’s independent registered public accounting firm, effective as of March 30, 2015. The decision to change the Company’s independent registered public accounting firm was approved by the Audit Committee.

The audit report on the financial statements of the Company as of and for the fiscal years ended December 31, 2014 and 2013 issued by Cherry Bekaert did not contain any adverse opinion or disclaimer of opinion, nor were the reports qualified or modified as to uncertainty, audit scope or accounting principles.

During the two fiscal years ended December 31, 2014 and 2013, and from January 1, 2015 through March

30, 2015, (1) there were no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K of the Securities and Exchange Commission (the “SEC”) and the related instructions thereto) between the Company and Cherry Bekaert on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Cherry Bekaert, would have caused Cherry Bekaert to make reference thereto in its report on the Company’s financial statements for such periods, and (2) there were no “reportable events” (as described in Item 304(a)(1)(v) of Regulation S-K of the SEC).

On April 1, 2015, the Company filed a Current Report on Form 8-K with the SEC with respect to the above-referenced change in independent registered public accountants. In accordance with Item 304(a)(3) of Regulation S-K, the Company provided Cherry Bekaert with a copy of this Current Report on Form 8-K prior to its filing with the SEC. The Company requested that Cherry Bekaert furnish a letter addressed to the SEC stating whether or not it agrees with the statements made herein. A copy of Cherry Bekaert’s letter dated March 31, 2015 is filed as Exhibit 16.1 to the Current Report on Form 8-K.

AUDIT FIRM FEE SUMMARY

During the fiscal years ended December 31, 2014 and 2013, we retained Cherry Bekaert as our independent auditor to provide services in the following categories and amounts:

Audit Fees

The following table sets forth the professional fees paid to Cherry Bekaert by the Company for professional services rendered for the calendar years 2014 and 2013:

FEES PAID TO INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

	2014	2013
Audit Fees (1)	$100,000	$96,075
Tax Fees (2)	11,900	12,000

Total Fees	$111,900	$108,075

(1)	These are fees paid for professional services rendered for the audit of the Company’s annual financial statements and for the reviews of the financial statements included in the Company’s quarterly reports on Form 10-Q.
(2)	These are fees paid on professional services rendered for the preparation of the Company’s tax return and tax compliance services.

Financial Information Systems Design and Implementation Fees and All Other Fees

No fees for professional services were billed to FCB by Cherry Bekaert during the fiscal year ended December 31, 2014, except for the fees described above. The Audit Committee pre-approved the audit fees and tax services.

PROPOSAL NO. 3

APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

At the stockholders meeting, a vote will be taken on a proposal by the Board of Directors to ratify the appointment of BDO USA LLP as independent auditors for the year ending December 31, 2015. Ratification will require the affirmative vote of a majority of the shares present at the meeting and entitled to vote.

A representative of BDO is expected to be present at the annual meeting and will be available to respond to appropriate questions and afforded an opportunity to make a statement. We do not expect a representative of Cherry Bekaert, our independent registered public accounting firm for the fiscal year ending December 31, 2014, to be present at the annual meeting.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF BDO USA LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTANT FOR THE YEAR ENDING DECEMBER 31, 2015.

OTHER MATTERS

Management does not know of any other business to be presented to the meeting except for matters incident to the conduct of the meeting. The persons named in the accompanying proxy will vote in accordance with the specifications on the proxy form and will vote in accordance with their best judgment on any other matters which properly come before the meeting.

STOCKHOLDER PROPOSALS

Subject to the rules of the Exchange Act, any stockholder who intends to submit a proposal for action at the annual meeting of stockholders must be a record or beneficial owner of at least one percent (1%) or

$2,000 in market value of securities entitled to be voted at the meeting and must have held such securities for at least one year. Further, the stockholder must continue to own such securities through the date on which the meeting is held. Currently, the 2015 Annual Meeting of Stockholders is scheduled to be held on May 20, 2015, and this Proxy Statement is scheduled to be mailed on April 15, 2015. To be considered for inclusion in the proxy material for the 2016 Annual Meeting of Stockholders, stockholder proposals must be received by the Secretary of First Capital Bancorp, Inc. at 4222 Cox Road, Glen Allen, Virginia, 23060 on or before December 17, 2015.

IMPORTANT ANNUAL MEETING INFORMATION

Electronic Voting Instructions

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 2:00 p.m., Eastern Time, on May 20, 2015.

Vote by Internet

• Go to www.investorvote.com/FCVA

• Or scan the QR code with your smartphone

• Follow the steps outlined on the secure website

Vote by telephone

• Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone

• Follow the instructions provided by the recorded message

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A	Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2 and 3.

1.	Election of Directors – Class III (for a term of 3 years):

	For	Withhold		For	Withhold		For	Withhold
01 - Robert G. Watts, Jr.	☐	☐	02 - Debra L. Richardson	☐	☐	03 - John M. Presley	☐	☐
04 - Neil P. Amin	☐	☐	05 - Kenneth R. Lehman	☐	☐

	For	Against	Abstain		For	Against	Abstain
2. Proposal to approve, in an advisory (non-binding) vote, the compensation of the executives disclosed in the proxy statement	☐	☐	☐	3. Proposal to ratify the appointment of BDO USA LLP as independent registered public accountant for the year ending December 31, 2015	☐	☐	☐

B	Non-Voting Items

Change of Address — Please print your new address below.	Comments — Please print your comments below.	Meeting Attendance	☐
Mark the box to the right if you plan to attend the Annual Meeting.

C	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
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2015 Annual Meeting

2015 Annual Meeting of

First Capital Bancorp, Inc. Stockholders

Wednesday, May 20, 2015 at 4:00 p.m. Local Time

Hilton Richmond Hotel & Spa/Short Pump

Richmond, Virginia

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy — First Capital Bancorp, Inc.

Notice of 2015 Annual Meeting of Stockholders

Hilton Richmond Hotel & Spa/Short Pump

12042 West Broad Street, Richmond, Virginia

Proxy Solicited by Board of Directors for Annual Meeting – May 20, 2015

Yancey S. Jones and Richard W. Wright, or either of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders of First Capital Bancorp, Inc. to be held on May 20, 2015 or at any postponement or adjournment thereof.

Shares represented by this proxy will be voted as directed by the stockholder. If no such directions are indicated, the Proxies will have authority to vote FOR the election of director nominees, FOR approval in an advisory vote, the compensation of executives disclosed in the proxy statement and, FOR ratification of the appointment of BDO USA LLP as independent registered public accountant for the year ending December 31, 2015.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

(Items to be voted appear on reverse side.)